EXHIBIT 99.3
Independent Bank Corporation 2nd Quarter 2008 Earnings Conference Call - July 23, 2008

Overview of 2nd Quarter 2008 Results Michael M. Magee, President and Chief Executive Officer 2

Safe Harbor Statement This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects," "intends," "believes" and "should" which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. 3

Financial Overview 2Q 08 1Q 08 2Q 07 Income from continuing operations (millions) $3.3 $0.3 $0.1 EPS - continuing operations $0.15 $0.01 $0.00 ROA - continuing operations 0.42% 0.04% 0.01% ROE - continuing operations 5.58% 0.56% 0.17% Total assets (billions) at period end $3.24 $3.25 $3.26 Stockholders' equity (millions) at period end $238.3 $238.5 $244.0 Common shares outstanding (millions) at period end 23.01 23.02 22.64 4

2Q:08 - High-Level Overview 5 Strategic Initiatives Dividend reduced further and balance sheet deleveraging initiated to boost regulatory capital ratios Efforts to improve credit quality remain our top priority- focused on loan monitoring + portfolio management function + resolution of non-performing assets Operational Achievements Enhanced profitability despite elevated credit costs Strong growth in net interest margin Strategic challenges Michigan economy remains weak Marketplace reports create concern among investors and customers Operational challenges Asset quality and related increase in non-performing loans continues to result in an elevated provision for loan losses and higher loan and collection expenses

2nd Quarter 2008 Financial Review Robert N. Shuster, Executive Vice President and CFO 6

2nd Quarter 2008 Recap 7 Positive Factors Strong growth in net interest income and the net interest margin on both a year-over-year and sequential quarterly basis. Certain categories of non-interest income remain strong. Balance sheet generally remains structured to benefit from relatively low short-term interest rates and/or a steep yield curve. Successful shift out of higher cost brokered CD's into FHLB and FRB borrowings. Challenges Credit costs. Asset quality diminished by an elevated level of non-performing assets; largely attributable to non-performing commercial loans and residential mortgage loans. Weak Michigan economy.

2nd Quarter 2008 Recap - Continued 8 A few moving parts Securities gains - $0.02 per share MSR impairment recovery - $0.03 per share ORE write-down/losses - $(0.04) per share Litigation settlement/accrual - $(0.01) a share Loan loss provision and loan and collection expenses remain elevated

FAS 159 Fair Value Elections 9 Elected FV accounting for a portfolio of preferred stocks and loans held for sale effective 1/1/08 Although FV accounting can add earnings volatility, now we get two way accounting as compared to one-way OTI. OTI very challenging to assess on "equity" type securities. Fannie Mae - Par value $5.4 million / FV $4.1 million at 3/31/08 / FV $4.1 million at 6/30/08 Freddie Mac - Par value $3.2 million / FV $1.8 million at 3/31/08 / FV $2.1 million at 6/30/08 Goldman Sachs - Par value $5.0 million / FV $3.6 million at 3/31/08 / FV $3.6 million at 6/30/08 Merrill Lynch - Par value $6.0 million / FV at $3.4 million 3/31/08 / FV $3.2 million at 6/30/08

Tax Equivalent Net Interest Margin 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 Yield on Earning Assets 0.0762 0.076 0.0769 0.0774 0.077 0.0775 0.0765 0.0737 0.0715 Cost of Funds 0.0309 0.0334 0.0347 0.0351 0.0343 0.0344 0.0343 0.0307 0.0247 Net Interest Margin 0.0453 0.0426 0.0423 0.0423 0.0427 0.0431 0.0422 0.043 0.0468 10

TE Net Interest Income 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 Net Interest Income 33293 31568 31514 31209 32068 31881 31521 31785 34539 11

Shift from Brokered CD's to Lower Cost Funding 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008 Net Interest Income 1055 882 813 705 516 248 113 12

Non-Interest Income Category ($ in 000's) 2Q08 1Q08 2Q07 Total non-interest income $14,137 $9,492 $12,773 Service charges - deposits 6,164 5,647 6,380 VISA check card income 1,495 1,371 1,292 Gain (loss) on securities 837 (2,163) 128 Net gains - mortgage loan sales 1,141 1,867 1,238 Mortgage loan servicing fees 1,528 (323) 712 Mutual fund and annuity commissions 644 424 467 13

Non-Interest Expense Category ($ in 000's) 2Q08 1Q08 2Q07 Total non-interest expense $31,191 $30,251 $29,801 Compensation & employee benefits 13,808 14,184 14,784 Occupancy 2,813 3,114 2,735 Advertising 1,168 1,100 1,341 Loan and collection 2,031 1,856 1,221 Loss on ORE and ORA 1,560 106 68 14

Provision for Loan Losses 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 Provison for Loan Losses 2511 4484 7963 8139 14893 10735 9393 11316 12352 15

Asset Quality Measures - Non-Performing Loans Non-performing loans by loan type ($ in 000's) 6/30/08 3/31/08 12/31/07 Commercial $ 74,438 $ 72,068 $48,945 Mortgage 30,575 24,824 23,147 Consumer 3,897 3,427 3,435 Finance receivables 2,494 1,867 1,722 Total $111,404 $102,186 $77,249 As a % of total loans 4.34% 4.03% 3.03% . 16

Allowance for Loan Losses Allocation ($ in 000's) 6/30/08 3/31/08 12/31/07 Specific loan allocations $15,907 $16,166 $10,713 Adversely rated loans 10,305 9,753 10,804 Historical losses 14,905 14,512 14,668 Other factors/subjective 9,987 9,480 9,109 Total $51,104 $49,911 $45,294 As a % of portfolio loans 1.99% 1.97% 1.78% 17

Asset Quality Measures - Net Loan Charge-Offs Net loan charge-offs by loan type ($ in 000's) 2Q08 1Q08 4Q07 3Q07 Commercial $8,403 $3,498 $2,637 $3,893 Mortgage 2,238 2,124 2,739 1,819 Consumer 498 982 964 560 Overdrafts 160 149 333 362 Finance receivables 0 13 46 14 Total $11,299 $6,766 $6,719 $6,648 As a % of average loans 1.78% 1.07% 1.05% 1.05% 18

Balance Sheet Overview 12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 3/31/2008 6/30/2008 Loans 1.58 2.09 2.37 2.48 2.55 2.54 2.57 Total assets 2.36 3.09 3.36 3.43 3.28 3.25 3.24 Deposits 1.62 2.06 2.47 2.6 2.51 2.25 2.08 19

IBCP - Strategic/Financial Initiatives 20 July 2008 IBCP cash dividend reduced to $0.01 per share (about $230,000 per quarter). 2Q '08 EPS exceeded the reduced cash dividend. Parent company liquidity - $11.2 million in cash at 6/30/08. Our bank subsidiary remains "well capitalized." Parent company tangible capital ratio was 5.00% at 6/30/08 (bank tangible capital ratio was 7.49% at 6/30/08). Deleveraging strategy initiated late in 2Q 2008. Strategic management of the balance sheet with an objective to reduce total assets by $300 million to $400 million over a longer time frame.

2nd Quarter 2008 Credit Review Stefanie M. Kimball, Executive Vice President and Chief Lending Officer 21

Commercial Lending Highlights Second Quarter, 2008 Strategic shift in target loan types, coupled with tighter underwriting criteria implemented in mid-2007 provide more diversified and higher quality new loans. Inflow of new watch loans continues to slow. Delinquency levels improve. Nonaccruals comprised primarily of commercial real estate loans which have a longer workout cycle. Nonaccruals written down by an average of 32%. Enhanced credit processes firmly in place to include Special Assets team which has collected $10 million year to date. 22

Total Commercial Loan Balances Increased Slightly in Second Quarter of 2008 23

Strategic Shift Towards C&I and Away From Certain CRE Segments Commenced in Mid 2007 24

High risk CRE categories represent a relatively small proportion of the total portfolio and already have a high percentage in the watch category 25

Growth in the Overall Level of Watch Credits Continued to Slow in the Second Quarter 2008 26

Commercial 30+ Delinquency Improves in the 2nd Quarter 2008 27

Commercial Non-Accruals Continued to Rise in the 2nd Quarter of 2008 28

Composition of Nonaccrual Loans 52% of Nonaccrual loans in Land, Land Development and Construction Average write-down to Nonaccrual: 32% Granularity of Commercial Nonaccruals: 29

Commercial Loan Net Charge-Offs Increased in the 2nd Quarter of 2008 30

Retail Lending Highlights Second Quarter, 2008 Tighter underwriting criteria was implemented in 2007 which is providing higher quality new loans. The 30+ delinquency rate for the mortgage portfolio improved in the 2nd quarter while consumer delinquencies increased. Bankruptcies have stayed fairly static from first to second quarter as we continue to face a tough Michigan economy. Retail non-performing assets continued to rise in the 2nd quarter. ORE properties are being sold via alternative channels to include our website, realtor networks, and auctions. Additional experienced collection staff added to the team. 31

Total Retail Loan Balances Decreased Slightly in 2nd Quarter of 2008 32

Retail 30 - 89 Day Delinquency in the 2nd Quarter 33

Retail Non-Performing Assets Continued to Rise in the 2nd Quarter 34

Total Retail Charge-Offs for 2nd Quarter of 2008 Declined from Levels Experienced in 4th Quarter 2007 35

Q & A Michael M. Magee Jr. President and Chief Executive Officer Robert N. Shuster Executive Vice President and Chief Financial Officer Stefanie M. Kimball Executive Vice President and Chief Lending Officer 36

Thank you for participating in the conference call. 37